UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 23, 2015

PURE BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14468	33-0530289
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Gillespie Way El Cajon, California	92020
(Address of Principal Executive Offices)	(Zip Code)

(619) 596-8600

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement.

On November 23, 2015, PURE Bioscience, Inc. (the “Company”), creator of the patented silver dihydrogen citrate (SDC) antimicrobial, completed the second and final closing of a private placement financing (the “Private Placement Financing”).  The Company raised $2.0 million in this final closing of (i) an aggregate of 4,444,439 shares (collectively, the “Purchase Shares”) of the Company’s common stock (the “Common Stock”) at a purchase price of $0.45 per share, (ii) warrants to purchase up to an aggregate of 2,222,217 shares of Common Stock with a term of five years (the “Five-Year Warrants”) and (iii) warrants to purchase up to an aggregate of 2,820,670 shares of Common Stock with a term of six months and only exercisable for cash (the “Six-Month Warrants”, together with the Five-Year Warrants, the “Warrants” and the shares issuable upon exercise of the Warrants, collectively, the “Warrant Shares”).      The securities issued in the Private Placement Financing were issued pursuant to a Securities Purchase Agreement (the “Securities Purchase Agreement”) entered into with certain investors (the “Investors”). The Company completed the initial closing of the Private Placement Financing on October 23, 2015 for aggregate gross proceeds of $6.0 million and the aggregate gross proceeds in the initial and final closings of the Private Placement Financing are $8.0 million.  The Company did not engage a placement agent or investment banker to facilitate the Private Placement Financing.  The Company intends to use the aggregate net proceeds of the Private Placement Financing primarily for working capital and general corporate purposes.

The Company offered the securities in the Private Placement Financing to the Company’s existing investors who previously purchased securities in the Company’s private placement financings in August and September of 2014 (the “Prior Financings”).  The final closing in the Private Placement Financing was provided for and contemplated by the Securities Purchase Agreement entered into in connection with the initial closing.  Tom Lee, a member of the Company’s board of directors and a participant in the Prior Financings, together with certain of his affiliates, invested approximately $472,000 in the final closing of the Private Placement Financing on the same terms offered to the other Investors.

The Warrants have an exercise price of $0.45 per share, are exercisable immediately after their issuance and will have a term of exercise equal to the earlier of (i) five years or six months, for the Five-Year Warrants and Six-Month Warrants, respectively, after their issuance date or (ii) the consummation of an Acquisition Event (as defined in the Warrants). The Warrants are subject to a broad-based anti-dilution adjustment in the event the Company issues shares of Common Stock without consideration or for consideration per share less than the exercise price in effect immediately prior to such issuance; provided however, that such adjustment does not apply to an Excluded Issuance (as such term is defined in the Warrants).  Additionally, the number of Warrant Shares issuable upon exercise of the Warrants and the applicable exercise price therefor are subject to adjustment in the event of a stock dividend, stock split or combination as set forth in the Warrants.

The Company also entered into a registration rights agreement with the Investors (the “Registration Rights Agreement”), pursuant to which the Company will be obligated, upon request of Investors holding 75% of the Issuable Shares (as defined therein) and subject to certain conditions, to file with the Securities and Exchange Commission (the “Commission”) as soon as practicable, but in any event within 60 days after receiving such applicable request, a registration statement on Form S-1 (the “Resale Registration Statement”) to register the Purchase Shares and the Warrant Shares for resale under the Securities Act of 1933, as amended (the “Securities Act”) and other securities issued or issuable with respect to or in exchange for the Purchase Shares or Warrant Shares.  The Company is obligated to use its commercially reasonable efforts to cause the Resale Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after the filing of the Resale Registration Statement, but no monetary penalty or liquidated damages will be imposed upon the Company if the Registration Statement is not declared effective by the Commission.

The issuance and sale of the Purchase Shares, Warrants and Warrant Shares (collectively, the “Securities”) was not registered under the Securities Act, and these Securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. The Securities were issued and sold in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act. The Investors represented to the Company that each was an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and that each was receiving the Securities for investment for its own account and without a view to distribute them. This Current Report on Form 8-K is not and shall not be deemed to be an offer to sell or the solicitation of an offer to buy any of the Securities.

The Securities Purchase Agreement, Warrants and Registration Rights Agreement contain ordinary and customary provisions for agreements of this nature, such as representations, warranties, covenants, and indemnification obligations, as applicable.  The foregoing descriptions of the Securities Purchase Agreement, Warrants and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each document, forms of which were filed with the Company’s Annual Report on Form 10-K for the year ended July 31, 2015 in connection with the initial closing of the Private Placement Financing.

Item 3.02Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 in its entirety.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Five-Year Warrant (incorporated by reference to Exhibit 4.11 to the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2015, filed with the SEC on October 28, 2015).
4.2	Form of Six-Month Warrant (incorporated by reference to Exhibit 4.12 to the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2015, filed with the SEC on October 28, 2015).
10.1

Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.30 to the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2015, filed with the SEC on October 28, 2015).

10.2

Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.31 to the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2015, filed with the SEC on October 28, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPATH, INC.

Dated:	November 25, 2015	By:	/s/ Henry R. Lambert
Henry R. Lambert
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
4.1	Form of Five-Year Warrant (incorporated by reference to Exhibit 4.11 to the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2015, filed with the SEC on October 28, 2015).
4.2	Form of Six-Month Warrant (incorporated by reference to Exhibit 4.12 to the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2015, filed with the SEC on October 28, 2015).
10.1

Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.30 to the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2015, filed with the SEC on October 28, 2015).

10.2

Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.31 to the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2015, filed with the SEC on October 28, 2015).